SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT PURSUANT
 TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2008

AMALGAMATED PICTURES CORP.

(Exact name of registrant as specified in its charter)

Florida	000-51871	20-2521015

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1080 South Andrews Ave Pompano Beach, Florida	33069

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (305) 735-2054

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders

Stock Split

            On February 25, 2008, the Board of Directors of Amalgamated Pictures Corp. (the "Company") approved a 10-for-1 stock split of the Company's Common Stock. The stock split will be accomplished by issuing an additional nine shares of Common Stock for each share of Common Stock owned as of February 22, 2008.

Adjustment of Exercise Price of Warrants

            As a consequence of the above-mentioned 10-for-1 stock split, the holders of the Company's Common Stock Warrants will receive warrants to purchase ten shares of the new Common Stock at an exercise price of $0.60 per share in lieu of one warrant to purchase one share of old Common Stock at $6.00 per share.

            The expiration date of the warrants will remain as December 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMALGAMATED PICTURES CORP.
By:	/s/ Avery Pack

Avery Pack
President
Date : February 27, 2008